





MMC Energy Inc.

MMCN.OTC:BB NASDAQ

Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are a material adverse change in commodity prices in the markets in which the company operates, material unplanned outages of currently owned assets, the failure to close on targeted acquisitions, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

Company Overview

- MMC is an acquisition company targeting deep value power generating assets in the U.S.
  - Closed two acquisitions since January 2006 and one pending acquisition
- MMC seeks to be a first mover and consolidator of unregulated power generation
  - Targeting smaller assets that are "below the radar" of larger competitors (<$100MM total value)
  - Markets: Western U.S., Texas, Mid-Atlantic and Northeast
- Senior Executives and Board members are seasoned energy and public sector professionals with:
  - Extensive operational and financial experience in the energy sector
  - Access to proprietary M&A deal flow

Capitalize on managements ability to acquire, restructure and optimize individual assets and consolidate into a balanced portfolio of power generation facilities

MMC

MMC History

- February 2005: MMC Energy formed as an acquirer of U.S. power plants
- January 2006: Acquired Chula Vista (44MW) and Escondido (44MW) power plants
- January 2006: Raised $3.5MM in debt financing
- May 2006: Merger with High Tide, a publicly traded company; completed $12MM private placement concurrently
- June 2006: MMC successfully re-commissioned and brought online its two power plants in San Diego California
- July 2006: Announcement of RFO for 94MW expansion at Chula Vista
- August 2006: Agreement to acquire 22MW Mid Sun (aka Taft) plant

MMC Executive Management and Board

Name	Title	Experience
Karl Miller	Chairman & CEO	Senior VP, PG&E; Senior VP, Electricité de France, Managing Director, El Paso Energy Corporation
Martin Quinn	Director, President & COO	CFO/COO/Executive VP, Ridgewood Power; CFO Norstar Energy; Controller, Nerco
Denis Gagnon	Director, CFO	VP, Deutsche Bank; Associate, Gefinor; Manager, Kaizen Breakthrough Partnership, L.P.
George Rountree	Director	Senior Partner, Rountree, Losee & Baldwin, LLP; Director, Southern Union Company
Richard Bryan	Director	U.S. Senator from Nevada; Governor of Nevada; Nevada AG
Pete Likins	Director	President, University of Arizona; Director, ConEdison; Director, Parker Hannafin
Mike Hamilton	Director	Senior Managing Director, FTI Consulting; Partner, PriceWaterhouse Coopers
Frederick Buckman	Advisor	Chairman & CEO, Trans-Elect; President & CEO, PacifiCorp; President, Consumers Power Company; President, Delian Corporation

Large and Fragmented U.S. Energy Market



US Electric Value Chain – 2004 Data
MMC Focus
Fuel
$55 B
Coal (50%) 1026 Million short tons
Natural Gas(18%) 6111 Bcf
Petroleum(3%) 209 Million Barrels
Nuclear(20%)
Hydro, Renewable, Others(9%)
$11 B
Production
$125 B
Summer Capacity
Coal (312 GW)
Natural Gas (224 GW)
Dual Fired (172 GW)
Nuclear (99 GW)
Hydro/others (153 GW)
Total (963 GW)
$301 B
Trading
$1 B
3000 Million MWH
$0 B
Transmission
$21 B
160,000 Transmission Miles of 230Kv or more
$66 B
Distribution
$64 B
Customers (millions)
Residential 118.7
Commercial 16.6
Industrial/ Transportation 0.8
$130 B
Other
$5 B
$25 B
Annual Revenues $270 B Dollars
Annual Consumption 3,548 B KWH
Net Internal Demand 693 GW
Net Book Value $533 B

Source: Department of Energy.

Creates Unique Buying Opportunity

The power generation market is cyclical with a high cost of entry and long lead times


Exuberance
Correction
Recovery
Widespread market deregulation
Tight reserve margins
High energy margins
High power forwards
Merchant capacity additions - primarily natural gas
High leverage
Regulatory uncertainty
High reserve margins
Low energy margin expectations
Depressed power forwards
Merchant capacity cancellations
High Gas prices leave gas-fired plants vulnerable
How will markets recover?
Where will value be created?
What are new sources of risk?
Which regions will recover first?
Fair Value
MMC is acquiring deep value assets
Business Cycle
Late '90s
2001-2002
2006-2008
2008-2011

MMC

Power Generation Industry: Over-Expansion

- ✓Over-expansion in the '90s financed through heavy borrowing
- ✓Depressed wholesale power prices
- ✓Deregulation
- ✓Few capable strategic buyers



Electric Capacity by Plant Type
1989-2004
MW
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004P
Year
Coal
Natural Gas and Dual Fuel
Oil
Renewables And Other
Nuclear

The Industry bet wrong on gas – market is slowly recovering

MMC

Targeted Acquisitions Strategy

- Purchase Deep Value Power Generation Assets
  - Assets acquired for 5x EV/EBITDA on average
  - Range from 1-10X EV/EBITDA depending on risk
- Abundance of smaller assets available
  - Distressed portfolios resulting from previous period
  - Lack of capable operations management
- Minimal competition in niche market
  - Capitalize on management operational experience, key vendor relationships and capital market relationships

MMC

Optimize Plants to Maximize Profitability

- Restructure Operations
  - Significant operating challenges with deep value assets are too complex for many existing financial owners
  - Opportunities to add value through targeted CapEx
- Full Income Statement Management
  - Optimize revenues
    - Restructure operating contracts, add ancillary services, hedging, long term PPA's
  - Cost cutting
    - Service contracts, overpriced property tax assessments, water and transportation

MMC

Risk/Return Optimization

Low Risk

Post acquisition risk reduction

MMC target acquisition

More Risk

Contract Based

- Contract Revenue: long-term power purchase agreement (include capacity component); toll; derivative (heat rate call option)

Hybrid

- Combination of both Contract and Merchant Revenues, optimizing potential revenue streams while mitigating risk with long term contracts

Market Based

- Merchant Revenue: direct market sales (daily, hourly and real time) to ISO or bilateral
- Ancillary Services – regulation up regulation down (separate pricing); spin and non-spin reserve; black start

Swap operational risk for credit risk post acquisition targeting a 20% IRR

MMC Completed Acquisitions – 88MW

- Negotiated exclusively for the purchase of two plants in premium San Diego region
  - Deep value purchase price of $30/kw vs. construction cost of $700/kw in 2001
- Closed acquisition on January 9, 2006
- Managed repairs and re-commissioning of the plant, bringing plants on-line in June 2006
  - Re-commissioning costs on budget ~$2.1m
- Capacity and ancillary revenues sufficient to provide attractive returns – minimal commodity price risk
- Negotiated capacity contract $800K
- Negotiated new O&M, Energy Management Service and other key contracts
- Recommended for 2007 Reliability Contract status



Chula Vista facility



Escondido facility

MMC

94MW Chula Vista Expansion

- CPUC/CAISO mandate for new capacity in 2007
  - Currently 44MW name plate capacity
- 50 MW expansion planned at Chula Vista with newer, efficient turbines
  - 2 GE LM-6000's to be sourced and installed at Chula Vista site
- Total project cost of ~$60MM
- Commenced expansion of Chula Vista Facility
  - Filed application with California ISO
  - Began design and planning review
  - Expect new unit to be operational for the 2007 peak summer season
  - Retained Worley Parsons as Engineering Consultants
  - Local permit process underway

MMC

22 MW Mid-Sun Transaction

- Operated from Escondido location at minimal cost
  - Simple, remote start operations and close proximity
  - Leverage existing O&M, Energy Management Service and other key contracts
- Replicate minor modification from Charger facilities to provide valuable spinning reserve services
- Potential to reinstall a HRSG to provide both steam and energy to nearby industrial under long term contract
- Negotiated purchase price of approximately 5x EBITDA
- Executed Purchase and Sale Agreement on August 8, 2006, subject to certain conditions



Mid-Sun facility

MMC

Financial Overview



Per MW Economic Model

(Per MW of Capacity, $000's)

	Option 1 Contract (Cogen)	Option 2 Hybrid	Option 3 Merchant (Peaker)
Acquisition Cost *	$600	$200-300	$65
EBITDA Multiple	10.0x	5.0-7.0x	1.3x
Revenue	$350	$70-100	$150
Gross Profit	$90	$70-100	$70
EBITDA	$60	$50-70	$50
Target IRR %	12-18%	20-35%	35-50%

- Operations 1-3 above represent the expected range of economics for a transaction
- MMC's current assets fit closely with Option 3
- MMC anticipates future deals to more closely resemble Option 2, and may fit closer to Option 3 on occasion
- Targeted returns represent MMC's best estimates at the time a transaction is closed, with higher returns subject to higher degrees of risk in execution

* Inclusive of purchase price, re-commissioning & initial CapEx and acquisition costs.

MMC

Summary Balance Sheet

(All figures in 000s USD)	Quarter ended, 06/30/06
Assets	
Cash and equivalents	$10,072
Restricted cash	311
Other	4,002
Total	$14,385
Liabilities	
Current maturities of LT debt	$407
Accounts payable	940
Other	338
LT Debt	2,593
Total liabilities	4,278
Stockholder's equity	
Comon stock	48
Additional paid in capital	15,023
Accumulated deficit	(4,963)
Total stockholder's equity	10,107
Total liabilities & stockholder's equity	$14,385

MMC

Ownership Summary

Investor Name	Shares	% of Total Diluted
May-06 Investors*[(1)]	12,000,968	*24.4%*
High Tide Stockholders	11,750,000	*23.9%*
Karl Miller*	4,619,559	*9.4%*
Martin Quinn*	4,097,088	*8.3%*
Denis Gagnon*	1,692,352	*3.4%*
George Rountree*	1,387,348	*2.8%*
Other Shareholders*	12,078,653	*24.6%*
Total Common Shares Outstanding	47,625,968	*96.9%*
Options	1,070,000	*2.2%*
Warrants	450,000	*0.9%*
Fully Diluted Shares Outstanding	49,145,968	*100.0%*

** Shares are currently unregistered and restricted.*
(1) Shares have mandatory registration rights.

MMC

MMC Summary

- MMC is an acquisition company targeting deep value power generating assets in the U.S.
  - Closed two acquisitions since January 2006 and one pending acquisition
- MMC seeks to be a first mover and consolidator of unregulated power generation
  - Targeting smaller assets that are "below the radar" of larger competitors (<$100MM total value)
  - Markets: Western U.S., Texas, Mid-Atlantic and Northeast
- Senior Executives and Board members are seasoned energy and public sector professionals with:
  - Extensive operational and financial experience in the energy sector
  - Access to proprietary M&A deal flow

Capitalize on managements ability to acquire, restructure and optimize individual assets and consolidate into a balanced portfolio of power generation facilities

MMC







MMC Energy Inc.

MMCN.OTC:BB NASDAQ